Ameritas Life Insurance Corp.
("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA
Ameritas Life Insurance Corp. Separate Account LLVL
("Separate Accounts")

Ameritas NLVA 6150, Ameritas No-Load VA 6150

and Ameritas Advisor VUL®

Prospectuses Dated May 1, 2013

Supplement Dated September 25, 2013

At a meeting held on August 26, 2013, the Board of Trustees of the Rydex Variable Trust (the "Trust") approved a name change for the following portfolio, which is available as an underlying investment option in your Policy:

Former Portfolio Name	New Portfolio Name
Guggenheim U.S. Long Short Momentum Fund	Guggenheim Long Short Equity Fund

Therefore, effective October 30, 2013, or such later date as deemed appropriate by the officers of the Trust, all references to this portfolio in your prospectus are changed to Guggenheim Long Short Equity Fund.

The portfolio's Summary of Investment Objective remains as stated in your prospectus.

Please see the Rydex Variable Trust Guggenheim Long Short Equity Fund prospectus for more information.

All other provisions of your Policy remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 1-800-255-9678.

PF 633  9-13